Citizens South
Banking Corporation
Keefe, Bruyette & Woods, Inc.
Community Bank Investor Conference
New York, NY
July 26-28, 2010

Forward Looking Statements
 Statements contained in this presentation, which are not historical facts, are forward looking statements. The Company’s senior management or directors may from time to time make public forward looking statements concerning matters herein. Such forward looking statements are estimates reflecting the best judgment of senior management or the directors based on current information. A number of factors that could affect the accuracy of such forward looking statements are identified in the public filings made by the Company with the Securities and
Exchange Commission on Forms 10-Q and 10-K. The Company undertakes no obligation to publicly revise any forward looking statements to reflect events and circumstances that may arise after the date hereof. There can be no assurance the such factors will not affect the accuracy of such forward looking statements.

Agenda
• Overview
• Strategy / Markets / Management
• Financial Performance
• FDIC-Assisted Acquisition of Bank
 of Hiawassee
• 2010 Outlook
• Q & A

Overview
• Largest community bank headquartered in Charlotte region
• Founded in 1904
 • Converted from a MHC in 1998
 • Fully Public in 2001
• Three acquisitions since 2001 (one FDIC-assisted)
• Assets of $1.1 billion
• 16 offices in Charlotte region - 5 in North Georgia

Investment Highlights
• Attractive branch footprint in growth markets
• Experienced management team
• Strong asset quality and capital position
• Proven acquirer and integrator

Raleigh
Asheville
Charlotte
Greenville
Columbia
Atlanta
Charleston
77
85
75
20

Citizens South Headquarters
Current Locations
Market Area-2010

Charlotte Market Data
• Eight Fortune 500 companies are headquartered in Charlotte.(1)
• Housing prices in the market have stabilized.(2)
• Increasing business diversification is a source of strength.
 • NASCAR
 • Energy
 • Technology
(1) Charlotte Chamber of Commerce
(2) Case-Shiller home-price index, April 2010

Charlotte Area's Fortune 500 Headquarters
Name	Revenue	Rank
Bank of America (Banking)	$150.5 billion	5
Lowe's (Retail)	$47.2 billion	42
Duke Energy (Utilities)	$12.7 billion	181
Nucor (Metals)	$11.2 billion	206
Family Dollar (Retail)	$7.4 billion	305
Goodrich Corp. (Aerospace and Defense)	$6.7 billion	334
Sonic Automotive (Automotive Retailing)	$6.3 billion	345
SPX (Electronics)	$4.9 billion	427

CITIZENS SOUTH

	Prior Service
• Kim S. Price, President/CEO 27 Years Banking Experience	First National Bank of Shelby, 1st Home Federal Savings and Loan
•Dan M. Boyd, EVP and Chief Operating Officer 26 Years Banking Experience	First Gaston Bank, Wachovia Bank
•Gary F. Hoskins, EVP and Chief Financial Officer 22 Years Banking Experience	Office of Thrift Supervision, Federal Home Loan Bank
•Ken A. Icenhour, EVP and Chief Risk Officer 27 Years Banking Experience	Suntrust Bank, Branch Banking & Trust Company
•Don Flowe, SVP Commercial Banking 17 Years Banking Experience	South Trust Bank, First Charter Bank
•Steve Huffstetler, SVP Mortgage Banking 30 Years Banking Experience	RBC Centura Bank First Union National Bank
•Tony Stancil, SVP, North Georgia Market President 25 Years Banking Experience	Crescent Bank & Trust Company, Regions Bank

Experienced Management
Name and Experience

Financial Performance
Gary F. Hoskins
Executive Vice President
Chief Financial Officer

CITIZENS SOUTH

Selected Balance Sheet Data (000's)

	June 30, 2010
Total assets	$1,077,432
Non-covered loans	$605,232
Gross loans	$776,234
Total deposits	$853,526
Common equity	$75,755
TARP	$20,631
Total equity	$96,412

Balance Sheet

CITIZENS SOUTH

Selected Quarterly Financial Ratios

	June 30, 2010
Net interest margin (1)	3.34%
Non-covered NPA's / Assets	1.97%
Efficiency ratio (2)	72.42%
Tangible common equity ratio	6.86%
Total risk-based capital ratio	16.74%

(2) Excludes the $ 605 gain on acquisition and $ 94 merger and integration expenses incurred during the second quarter.

Financial Performance

Stock Price (07/22/2010)	$5.16
Tangible Book Value (06/30/2010)	$6.73
Price to Tangible Book Value	76.7%
Dividend Yield ($0.16)	3.1%
NASDAQ Global Market	CSBC
Stock Information

CITIZENS SOUTH

HELOC, 15.50%
Other Consumer, 3.92%
1-4 residential, 16.54%
Construction, 2.86%
A&D, 4.80%
Commercial land, 6.58%
Multifamily, 4.17%
Other CRE, 39.80%
C&I, 5.84%

Loan Type	Dollar Amount ($000's)	% of non-covered loans
1-4 residential	$100,113	16.54%
Construction	$17,285	2.86%
A&D	$29,037	4.80%
Commercial land	$39,812	6.58%
Multifamily	$25,220	4.17%
Other CRE	$240,891	39.80%
C&I	$35,325	5.84%
HELOC	$93,802	15.50%
Other Consumer	$23,747	3.92%
Total	$605,232

Non-Covered Loan Portfolio
Composition
All data as of 06/30/2010

CITIZENS SOUTH

5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3/31/2009
6/30/2009
9/30/2009
12/31/2009
3/31/2010
6/30/2010
ALLL
Charge-offs to Avg loans, Net
NPAs / Assets

Asset Quality
All data as of 06/30/2010

CITIZENS SOUTH

Other Consumer, 6.92%
1-4 residential, 12.66%
HELOC, 5.78%
Construction, 6.89%
C&I, 5.71%
A&D, 5.31%
Other CRE, 31.73%
Multifamily, 0.00%
Commercial land, 25.00%

Loan Type	Dollar Amount ($000's)	% of nonperforming loans
1-4 residential	$1,646	12.66%
Construction	$896	6.89%
A&D	$691	5.31%
Commercial land	$3,252	25.00%
Multifamily	$0	0.00%
Other CRE	$4,127	31.73%
C&I	$742	5.71%
HELOC	$752	5.78%
Other Consumer	$900	6.92%
Total	$13,006

Nonperforming Loans by Type
All data as of 06/30/2010
Refers to non-covered loans only

CITIZENS SOUTH

CDARs, 1.08%
DDA, 8.12%
CD > 100K, 23.86%
NOW, 18.63%
MMDA, 16.76%
CD < 100K, 29.51%
Savings, 2.04%

Deposit Type	Dollar Amount ($000's)	% of Total Deposits
DDA	$69,272	8.12%
NOW	$159,023	18.63%
MMDA	$143,034	16.76%
Savings	$17,416	2.04%
CD < 100K	$251,855	29.51%
CD > 100K	$203,672	23.86%
CDARs	$9,254	1.08%
Total	$853,526

All data as of 06/30/2010
Deposit Composition

CITIZENS SOUTH

2.81%
2.92%
3.03%
3.12%
3.20%
3.34%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
3/31/2009
6/30/2009
9/30/2009
12/31/2009
3/31/2010
6/30/2010

Net Interest Margin
Note: Net interest margin is calculated on a fully tax equivalent basis.

FDIC-Assisted Acquisition of
Bank of Hiawassee
Dan M. Boyd
Executive Vice President
Chief Operating Officer

Bank of Hiawassee Acquisition
• Closed March 19, 2010
• Five offices in North Georgia along North Carolina border
• Bank of Hiawassee had over $300 million in assets
• Approximately $227 million in loans
• Approximately $295 million in deposits
• Located in Northeast Georgia
• Over 100 year old with “sticky” deposits
• FDIC assistance created $10 million after-tax BPO
• $15 million capital raise - private placement

Citizens South

Maryville
Pigeon Forge
Weaverville
Spring City
Sweetwater
Asheville
Dayton
Waynesville
Bryson City
40
Athens
Etowah
Robbinsville
Sylva
Cullowhee
Hendersonville
Brevard
Forest City
Andrews
Franklin
25
Benton
Columbus
Murphy
26
Ducktown
Oglethorpe
Copperhill
Blue Ridge
Clayton
Spartanburg
Sans Souci
Greenville
Dalton
123
Ellijay
Seneca
Clemson
75
Clarkesville
Toccoa
Calhoun
Dahlonega
Anderson
Jasper
Dawsonville
Cornelia
Lavonia
Adairsville
Hartwell
Honea Path
Homer
Royston
Canton
85
Cumming
SOUTH
CAROLINA
Cartersville
Buford
Jefferson
19
Winder
Athens
Marietta
Dallas
Lawrenceville
McCormick
Mableton
Lexington
Atlanta
Monroe
Washington
East Point
Conyers

Georgia Franchise
• Successfully hired experienced
 North Georgia management
• Data Conversion - July 23,
 2010
• $6.0 Million estimated cost
 saves
• 80% / 95% FDIC loss-share
 agreement
• Numerous additional FDIC-
 assisted opportunities in North
 Georgia to fill out franchise
 footprint

2010 Outlook and Priorities
Kim S. Price
President
Chief Executive Officer

Long Term Objectives
• Create the dominant community banking franchise in our markets
• Focus on gathering core deposits
• Asset Quality - Job One
• Personal attention to our customers
• Pricing and growth discipline
• Continued interest in FDIC-assisted acquisitions
• Repay TARP

• Capital Strength
• Solid Asset Quality
• Strong Core Deposit Franchise
• Market Share Strength
• Experienced Management Team
• Opportunistic Position
• Attractive Valuation
Why Own Citizens South Stock?

Thank You
We appreciate your interest in
Citizens South Banking Corporation

Contact Information
Citizens South Banking Corporation
Nasdaq: CSBC
519 South New Hope Road
Gastonia, NC 28054
For More Information Contact
Kim S. Price
President and Chief Executive Officer
Citizens South Banking Corporation
(704) 884-2260
Welcome to the South
Banks used to be symbols of
responsibility and security.
For us, they still are. Thank you
for your interest in Citizens
South Banking Corporation.